UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 2 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 30, 2004

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code	(479) 201-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of BDO Seidman, LLP
Audited Combined Financial Statements
Unaudited Interim Condensed Combined Financial Statements

Item 2.01. Acquisition or Disposition of Assets.

     On September 23, 2004, we filed Amendment No. 1 (“Amendment No. 1”) to our Current Report on Form 8-K originally filed on August 13, 2004 in connection with our acquisition of substantially all of the assets of Hospice USA, LLC and its affiliates. This Amendment No. 2 is being filed to correct the amount listed under the subtotal entitled “Total costs and expenses” on Exhibits 99.1 (Audited combined financial statements of Hospice USA, LLC and Affiliates for the fiscal years ended December 31, 2003 and 2002) and 99.2 (Unaudited interim condensed combined financial statements of Hospice USA, LLC and Affiliates as of and for the six months ended June 30, 2004 and 2003) of Amendment No. 1, and to make certain minor wording changes to such Exhibits. The numerical corrections herein did not impact the net income for Hospice USA, LLC and its affiliates.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Audited combined financial statements of the Sellers for the fiscal years ended December 31, 2003 and 2002 and unaudited interim combined financial statements of the Sellers as of and for the six months ended June 30, 2004 and 2003 are filed as Exhibits 99.1 and 99.2 hereto.

     (b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements of Beverly and the Sellers are filed as Exhibit 99.3 hereto.

     (c) Exhibits

2.1	—	Asset Purchase Agreement, dated as of May 27, 2004, by and among Hospice USA, LLC and the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.6 to Beverly Enterprises, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

2.2	—	First Amendment to Asset Purchase Agreement, dated as of July 30, 2004, by and among Hospice USA, LLC and the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.7 to Beverly Enterprises, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

23.1†	—	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

99.1†	—	Audited combined financial statements of Hospice USA, LLC and Affiliates for the fiscal years ended December 31, 2003 and 2002

99.2†	—	Unaudited interim condensed combined financial statements of Hospice USA, LLC and Affiliates as of and for the six months ended June 30, 2004 and 2003

99.3	—	Unaudited pro forma condensed combined financial information of Beverly and Hospice USA, LLC (previously filed)

† Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 20, 2004	BEVERLY ENTERPRISES, INC.

	By:	/s/ Pamela H. Daniels
Pamela H. Daniels
Senior Vice President, Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.		Exhibit
2.1	—	Asset Purchase Agreement, dated as of May 27, 2004, by and among Hospice USA, LLC and the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.6 to Beverly Enterprises, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

2.2	—	First Amendment to Asset Purchase Agreement, dated as of July 30, 2004, by and among Hospice USA, LLC and the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.7 to Beverly Enterprises, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

23.1†	—	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

99.1†	—	Audited combined financial statements of Hospice USA, LLC and Affiliates for the fiscal years ended December 31, 2003 and 2002

99.2†	—	Unaudited interim condensed combined financial statements of Hospice USA, LLC and Affiliates as of and for the six months ended June 30, 2004 and 2003

99.3	—	Unaudited pro forma condensed combined financial information of Beverly and Hospice USA, LLC (previously filed)

† Filed herewith.

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